M46849-P26620 You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. IAC/INTERACTIVECORP *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 20, 2012. IAC/INTERACTIVECORP 555 WEST 18TH STREET NEW YORK, NY 10011 Meeting Information Meeting Type: Annual Meeting For holders as of: April 26, 2012 Date: June 20, 2012 Time: 9:00 a.m. Location: IAC/InterActiveCorp 555 West 18th Street New York, New York 10011 See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 6, 2012 to facilitate timely delivery. How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. NOTICE AND PROXY STATEMENT ANNUAL REPORT . XXXX XXXX XXXX . XXXX XXXX XXXX . XXXX XXXX XXXX M46850-P26620 Proxy Materials Available to VIEW or RECEIVE:

Voting Items M46851-P26620 NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 2. Ratification of the appointment of Ernst & Young LLP as IAC’s independent registered public accounting firm for 2012. *To be voted upon by the holders of Common Stock voting as a separate class. 01) Gregory R. Blatt 02) Edgar Bronfman, Jr. 03) Chelsea Clinton 04) Sonali De Rycker 05) Barry Diller 06) Michael D. Eisner 07) Victor A. Kaufman 08) Donald R. Keough* 09) Bryan Lourd* 10) Arthur C. Martinez 11) David Rosenblatt 12) Alan G. Spoon* 13) Alexander von Furstenberg 14) Richard F. Zannino* 1. Election of Directors Nominees: The Board of Directors recommends that you vote FOR the following proposal: The Board of Directors recommends that you vote FOR the following: